SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): November 30, 2006


                               SAPIENT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

      0-28074                                      04-3130648
(Commission File Number)               (I.R.S. Employer Identification No.)

               25 First Street
                Cambridge, MA                             02141
(Address of Principal Executive Offices)               (Zip Code)

                                 (617) 621-0200
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events.

On November 30, 2006 Sapient Corporation (the "Company") received a copy of a formal order of investigation issued by the Securities and Exchange Commission (the "SEC") that relates to the subject matter of the Company's previously announced independent investigation into its stock-based compensation grant practices. The Company has been communicating with the staff of the SEC in connection with the independent investigation and intends to continue to cooperate fully with the SEC in its investigation.



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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 6, 2006                     SAPIENT CORPORATION
                                               (Registrant)



                                  By:   /s/ Kyle A. Bettigole
                                       -----------------------------------------
                                       Corporate Counsel & Assistant Secretary